Exhibit 99.1

Magellan Announces Strategic Merger and Enters the LNG Business
Tellurian co-founders Charif Souki to become Chairman, Martin Houston President

DENVER, August 3, 2016 /Marketwired/ -- Magellan Petroleum Corporation (NASDAQ:MPET) ("Magellan") today announced that it has entered into a definitive merger agreement with Tellurian Investments Inc. (“Tellurian”), a recently formed private company focused on the development of a mid-scale liquefied natural gas (“LNG”) facility on the U.S. Gulf Coast. Tellurian is led by Charif Souki, former founder, Chairman, and CEO of Cheniere Energy, Inc. and Martin Houston, former COO of BG Group plc.

J. Thomas Wilson, President and CEO of Magellan, commented, “This transaction concludes our strategic alternatives review process and we believe offers a unique opportunity for Magellan’s shareholders to participate at an early stage in an investment potentially similar to Cheniere Energy’s remarkable success, under the leadership of Charif Souki. He and Martin Houston are proven leaders in the LNG industry.”

Martin Houston, co-founder of Tellurian, also commented, “Our experienced team leading Driftwood LNG, a 26-millon tonnes liquefaction project in Louisiana, and our deep relationship with Bechtel and its sub-contractors, GE and Chart Industries, are key factors that we believe will drive the successful development of one of the most cost-competitive LNG projects globally. With this transaction, we will be able to access more attractive financing in order to develop Driftwood LNG, which should come on stream in 2022, just as the markets for new LNG open up.”

The board of directors of each company has unanimously approved the terms of the agreement and has recommended that its shareholders approve the transaction. Completion of the merger is subject to approval of the Magellan and Tellurian shareholders and certain regulatory approvals and customary conditions.

The transaction is expected to close in the fourth quarter of 2016. Upon closing, pursuant to the terms of the merger agreement, each share of Tellurian will be converted into the right to receive 1.30 shares of Magellan. Magellan will issue approximately 122 million shares of common stock to Tellurian shareholders, representing approximately 95% of Magellan’s pro forma outstanding common stock.

Petrie Partners Securities, LLC acted as financial advisor to Magellan. Davis, Graham & Stubbs LLP acted as legal advisor to Magellan. Gray Reed & McGraw, P.C. acted as legal advisor to Tellurian.

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of U.S. federal securities laws. The words "believe", "expect", "intend", "plan", “potential”, and similar expressions are intended to identify forward-looking statements, and these statements may

Exhibit 99.1

relate to the merger transaction. These statements involve a number of known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include uncertainties about Magellan’s ability to complete the merger; the development of the Driftwood project following completion of the merger and other matters discussed in the "Risk Factors" section of Magellan’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and any updates thereto in subsequent reports filed with the Securities and Exchange Commission. The forward-looking statements in this press release speak as of the date of this release. Although Magellan may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Magellan and Tellurian.

In connection with the proposed transaction, Magellan intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Magellan and Tellurian that also constitutes a prospectus of Magellan. Each of Magellan and Tellurian also plan to file other relevant documents with the SEC regarding the proposed merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement(s)/prospectus(es) for Magellan and/or Tellurian (if and when available) will be mailed to shareholders of Magellan or Tellurian, as applicable. INVESTORS AND SECURITY HOLDERS OF MAGELLAN AND TELLURIAN ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT(S)/PROSPECTUS(ES) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Magellan and Tellurian, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Magellan will be available free of charge on Magellan’s internet website at www.magellanpetroleum.com or by contacting Magellan using the contact information below.

PARTICIPANTS IN SOLICITATION
Magellan and Tellurian and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from the companies’ shareholders in connection with the merger. Shareholders are urged to carefully read the proxy statement regarding the merger when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the companies’ shareholders in connection with the merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Magellan’s executive officers and directors in its definitive

Exhibit 99.1

proxy statement filed with the SEC on June 6, 2016. You can obtain free copies of these and other documents containing relevant information at the SEC's web site at www.sec.gov or by directing a request to the address or phone number set forth below.

ABOUT MAGELLAN
Magellan Petroleum Corporation is an independent oil and gas exploration and production company. Following the closing of the transactions contemplated by the Exchange Agreement on August 1, 2016, the company disposed of its CO2-EOR activities and continues to own exploration acreage in the Weald Basin, onshore U.K., and an exploration block, NT/P82, in the Bonaparte Basin, offshore Northern Territory, Australia. Magellan routinely posts important information about the company on its website at www.magellanpetroleum.com.

For further information, please contact:

Antoine Lafargue
Senior Vice President -- CFO, Treasurer, and Corporate Secretary
720.484.2404
IR@magellanpetroleum.com

ABOUT TELLURIAN INVESTMENTS

Tellurian Investments is a private company founded by Charif Souki and Martin Houston. It is underpinned by a group of experienced industry experts developing a low-cost, mid-scale liquefied natural gas (LNG) project (Driftwood LNG) in Louisiana on United States Gulf Coast. The team delivers results by focusing on cost and simple design, using world-scale components but within a modular and multiple, mid-scale unit design. The team has delivered cost-leading LNG projects over more than 50 years with its deep collective knowledge and expertise. This enables Tellurian to be confident about establishing a new global standard for low-cost LNG manufacturing. For more information, please see the company’s website at www.tellurianinvestments.com.

For further information, please contact:

Joi Lecznar
Public Affairs and Communication
832.962.4044
joi.lecznar@tellurianinvestments.com